ADDENDUM NO. 1

            This  Addendum  No. 1, effective as of July 12, 2007, by and between

Universal Insurance Holdings,  Incorporated  (formerly  Universal Heights, Inc.)

(hereinafter  the  "Company"),  and James M. Lynch ("Executive"),  modifies  and amends the existing employment agreement  ("Agreement")  between the Company and the Executive, and amends provisions of the Agreement only  in  respect  of  the matters  set forth herein, and otherwise the Agreement remains in full force and effect as if this Addendum No. 1 had not been executed:

            I.    In   respect   of  "Article  3."  of  the  Agreement  entitled

"Compensation and Related Matters,"  subsection  (f) is added in its entirety to provide the following: "From time to time, the Company  may  grant  to Executive options  or warrants to purchase the Company's common stock.  The Company  shall enter into  an  option  or warrant agreement for the issuance of such options or warrants in such event."

            IN WITNESS WHEREOF, this Addendum No. 1 has been signed and executed as on this 12th day of July, 2007.



                 UNIVERSAL INSURANCE HOLDINGS, INC.


                 By: /s/ Bradley I. Meier                  Date:  July 12, 2007
                     ---------------------------
                 Name:


                 /s/ James M. Lynch
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                 JAMES M. LYNCH - Executive